UNLOCK THE SKIES Q3 2026 SHAREHOLDER LETTER | 1 Q3 2026

ARCHER

HIGHLIGHTS


N703AX

Received Midnight's Market Survey Special Airworthiness Certificate from FAA

Unlocks operations in LA in coming weeks as Archer prepares for carrying passengers as part of the eIPP & LA28 Games

Nearing Closing of Acquisition of Wisk, Insitu, and SkyGrid from Boeing[1]

Set to accelerate evolution into becoming diversified aerospace and defense platform with significant revenue generating operations

Began Testing Turboshaft Engine for Halo/Thunder Hybrid, Autonomous VTOL Platform

Remain on-track to begin full-scale flight testing next year with Anduril

Archer Partners with Formula 1

Strategic alliance through multi-year relationship to explore the future integration of eVTOL air taxi services at Grand Prix events

Strong Financial Performance in the Third Quarter

Adjusted EBITDA in line with guidance and $1.4B in liquidity [2]

[1] Transaction remains subject to receipt of certain regulatory approvals and other closing conditions as previously disclosed
[2] Includes cash, cash equivalents and short-term investments

UNLOCK THE SKIES

Q3 2026 SHAREHOLDER LETTER | 2

UNLOCK THE SKIES Q3 2026 SHAREHOLDER LETTER | 3 Dear Shareholders, Last quarter, I told you that we would soon begin showcasing our Midnight air taxi in major U.S. cities. Since then, our team executed the first part of Midnight’s “No Roads” tour, across seven cities in Northern California, including San Francisco and Oakland. Over several weeks, Midnight gave Northern California the longest look yet at what electric aviation can mean for life in our cities. The tour opened with a round trip between Salinas and Hollister. From there, Midnight worked its way through seven Northern California cities, hundreds of miles, and dozens of flights in all. The highlight of this part of the tour was Midnight’s multiple flights around San Francisco Bay via Oakland International Airport navigating complex airspace shared with three international airports, with the Golden Gate Bridge as the backdrop. One of my favorite shots from the tour so far is Midnight passing over Apple headquarters, where so much of the technology that changed daily life was born. Flying day after day, in some of the busiest airspace in the country, is how trust with the FAA gets built, and our team’s work resulted in Midnight receiving its Market Survey Special Airworthiness Certificate from the FAA. In 2026, Midnight progressed from piloted test flights over open country and lightly used airspace to piloted flights over densely populated cities in some of the busiest airspace in America. Our Market Survey Certificate allows us to mature to passenger trials and revenue operations under the eIPP and as a part of LA28, and each of those steps is a building block toward Type Certification and routine urban air mobility operations at scale. None of this happened by accident. The work to ready us for Midnight operations in Los Angeles has been underway for more than two years, since we announced our planned Los Angeles route network in August 2024. Eighteen months ago, LA28 selected Archer as the Official Air Taxi Provider of the 2028 Olympic Games, and a few weeks later, after working closely with industry leaders on the design of the program, the White House established the eVTOL Integration Pilot Program and a pathway for accelerated launch in American cities. Together, they set the strategy for bringing Midnight into service: fly in American cities through 2027, and serve the Games in 2028. That is why we chose Los Angeles as our launch city. At this time last year, we announced the acquisition of the master lease and ultimate control of Hawthorne Airport, minutes from LAX and the major LA sports and entertainment venues, and we have now operated the airport and its fixed-base operator for almost a year. That has given us unmatched real-world operational experience and a platform for working through air taxi airspace compatibility with the FAA in LA and beyond. We are rapidly modernizing the airport: in under a year we have upgraded the terminal building, brought electric aircraft charging to the airport, and begun constructing eleven new hangars.

UNLOCK THE SKIES Q3 2026 SHAREHOLDER LETTER | 4 This morning, we announced that we’ve delivered the first Midnight to Los Angeles for the next part of our "No Roads" tour, which we expect to begin in the coming weeks. It will fly out of a hangar at Hawthorne that once served as the world headquarters, and the original office and hangar, of Jack Northrop's Northrop Corporation, a company that helped write the last century of American aviation, and I can think of no better place from which to launch the next one. The timing couldn’t be better, with Los Angeles hosting the Super Bowl in February and the LA28 Games opening in a little over 600 days. With all of that as our foundation, we are confident that an air taxi commercialization strategy built around Los Angeles is the right one. Our commercial and infrastructure teams are assembling the Los Angeles network piece by piece, with planned vertiports connecting SoFi Stadium, USC, and FBOs across the region, and, as we announced in August, a downtown vertiport at L.A. LIVE with AEG. Los Angeles is where we are writing the blueprint for every city that follows. We continue to plan with the FAA to bring the “No Roads” tour to Texas, Florida, and New York, in close partnership with the Texas Department of Transportation, the Florida Department of Transportation, and the Port Authority of New York and New Jersey. As we have done in LA, New York, Miami and the Bay Area, we believe it is important to announce route networks well ahead of operations, so that our regulatory and infrastructure partners in each city have time to get ready alongside us. That is why, last month, we announced our planned Texas air taxi networks across Dallas, Houston, and Austin, alongside numerous infrastructure partners. On certification, Midnight is in the fourth and final phase of the FAA’s type certification process, the implementation phase, where every compliance finding is made against the means of compliance and test plans we agreed with the agency. It is the most rigorous stretch of the program, and the FAA team is working alongside us on compliance approvals spanning structures, aircraft-level systems, and the other key design features of the aircraft, with systems and equipment testing underway. We continue to make meaningful progress quarter over quarter. On piloted transition, we are in the final push: the aircraft is flying faster with each flight, and we are closing in on completing that milestone by the end of the year. Now let’s shift to talk about our pending acquisitions of Wisk, SkyGrid, and Insitu from Boeing. We have been working hard to get all of the government approvals necessary to close the acquisition. We previously indicated we expect to close it by the end of the year. However, we now believe that the closing will be much sooner than that, with only one of the nearly 20 governmental and third-party approvals outstanding. As I discussed last quarter, Wisk and SkyGrid are about accelerating the development, commercialization, and scaling of our air taxi business, while Insitu is about near-term revenue and profitability on the unmanned aircraft systems (UAS) side. Insitu is one of the most trusted names in intelligence, surveillance, and reconnaissance drones, a profitable business with over $200 million in annual revenue across 35 countries¹, 1 Based on Insitu’s current financials and financial estimates.

UNLOCK THE SKIES Q3 2026 SHAREHOLDER LETTER | 5 and more than 4,000 Group 2 and Group 3 UAS built and fielded, a fleet that has amassed nearly two million flight hours and one of the largest operational datasets of its kind. Our goal going into 2027 is to rapidly grow Insitu’s revenue base, which can then meaningfully offset our continued spend to bring Midnight to market. Integration planning has been underway for months, and the more time we spend with the Insitu team, the clearer its industry-leading position becomes. Many parts of the world are leaning in, particularly the Middle East, where Archer has spent nearly a decade building relationships and where Insitu already has deep customer engagements, field operations, and local offices. Expect to hear a lot more from us on the strategy once we are on the other side of closing. In parallel, we continue to advance our strategic partnership with Anduril. In July, we unveiled the aircraft we are building together, a Group 5 hybrid-electric autonomous aircraft. This quarter, we began testing the hybrid turboshaft propulsion system for that aircraft platform, and the program remains on track with first full-scale flight planned for late 2027. We’ve also now delivered the initial battery packs and electric engines to Anduril for Omen, the autonomous air vehicle they are building with the EDGE Group in the UAE. As I said last quarter, I am confident that deploying our technology early in defense will deliver value across the whole business, and we are beginning to see that play out. The excitement around our progress and products continues to bring in new partners around the world. ITA Airways, Italy's flag carrier and a member of the Lufthansa Group, became the first European airline to join our network, with plans to bring Midnight to Italy's major cities. We are announcing a new partnership this week: Archer is partnering with Formula 1 with the goal to explore the future integration of eVTOL air taxi services at Grand Prix events. We began building toward that experience in Austin last month, where Midnight was on display in the Fan Zone and the F1 Paddock, and we will be at the Las Vegas Grand Prix later this year. I started Archer to unlock the skies, and we are now doing that across both commercial and defense. With our first aircraft in Los Angeles and Boeing set to become our largest shareholder when our transaction closes, I believe we are building an end-to-end aerospace and defense platform that very few companies could assemble, and one that will matter for decades. I have never been more confident in the work we are doing at Archer. Adam Goldstein Founder & Chief Executive Officer

UNLOCK THE SKIES Q3 2026 SHAREHOLDER LETTER | 6 Midnight operations from recent “No Roads” tour stops in Northern California

UNLOCK THE SKIES Q3 2026 SHAREHOLDER LETTER | 7 Midnight operations from recent “No Roads” tour stops in Northern California

UNLOCK THE SKIES Q2 2026 SHAREHOLDER LETTER | 83 Midnight operations from recent “No Roads” tour stops in Northern California

UNLOCK THE SKIES Q3 2026 SHAREHOLDER LETTER | 9

UNLOCK THE SKIES Q2 2026 SHAREHOLDER LETTER | 103 Images from “No Roads” tour stop at California International Airshow

UNLOCK THE SKIES Q3 2026 SHAREHOLDER LETTER | 11 Recent Midnight manufacturing progress

UNLOCK THE SKIES Q3 2026 SHAREHOLDER LETTER | 12 Recent Midnight manufacturing progress

UNLOCK THE SKIES Q3 2026 SHAREHOLDER LETTER | 13 Recent Midnight manufacturing progress

UNLOCK THE SKIES Q3 2026 SHAREHOLDER LETTER | 14 Forward-Looking Statements & Disclaimers This shareholder letter contains forward-looking statements under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements include those regarding the design, safety, target specifications, and use cases of its aircraft and technologies; pace of design, anticipated flight testing schedule, including piloted transition, and regulatory progress; the timing, phasing, geographic scope and planned operations under the eIPP and LA28 Games, including initial piloted operations in Los Angeles; the multi-year partnership with Formula 1 to explore eVTOL air taxi services at Grand Prix events; the development, testing, and anticipated flight testing schedule for the Halo/Thunder hybrid VTOL platform in collaboration with Anduril; the expected timing, closing conditions, and strategic benefits of the proposed acquisitions of Wisk Aero, Insitu, and SkyGrid, including Insitu's projected annual revenue contribution and the collaboration arrangement with Boeing; expansion of its planned business lines and development of new business opportunities; and plans and anticipated benefits of acquisitions, strategic investments, partnerships and collaborations with third parties. In addition, this document refers to agreements that remain conditional, subject to the future execution of definitive agreements and the satisfaction of certain conditions. Such agreements may not be completed or may contain different terms than those currently contemplated. In some cases, forward-looking statements can be identified by terms such as "may," "will," "appears," “should," "expects, ”plans," "anticipates," "could," "intends," "target," "projects,” contemplates," "believes," "estimates,” “predicts,” ”potential,ˮ or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such statements are subject to a number of known and unknown risks, uncertainties, assumptions, and other factors that may cause the Companyʼs actual results, performance, or achievements to differ materially from results expressed or implied in this letter. Investors are cautioned not to place undue reliance on these statements, and reported results should not be considered as an indication of future performance. Some statements relate to agreements that are conditional on execution of definitive agreements and satisfaction of certain requirements. These agreements may not be completed or could differ materially from current expectations. Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: the early stage nature of our business and our past and projected future losses; our ability to design, manufacture, and commercialize our aircraft; risks associated with indicative orders from certain third parties for our aircraft, which are subject to the satisfaction of certain conditions and/or further negotiation and reaching mutual agreement on certain material terms, and the risk that such parties cancel such orders or never place them; the early nature of our defense program and our ability to win bids to develop defense aircraft and technologies; government spend for the air traffic control system; our ability to market eVTOL aircraft, attract customers and compete with existing and new competitors in existing and new markets; risks related to infrastructure development, vertiport availability, airspace integration, and municipal permits; ability to obtain any required certifications, licenses, approvals, or authorizations from governmental authorities; ability to timely achieve business milestones, or at all, such as scaling manufacturing while maintaining quality, reliability, safety and regulatory compliance; our dependence on suppliers for aircraft parts and components; tariffs, export controls or other trade restrictions; natural disasters, public health outbreaks, economic, social, weather, growth constraints or other circumstances affecting metropolitan areas; the potential for losses and adverse publicity stemming from any aircraft accidents, especially those involving electric aircraft or lithium-ion batteries, or our test flights; risks associated with indexed price escalation clauses in aircraft contracts; ability to hire, train, and retain key and highly specialized technical and operational personnel litigation, including intellectual property claims; capital market volatility and access to financing on acceptable terms; federal government shutdown; and cybersecurity risks. Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: the early stage nature of our business and our past and projected future losses; our ability to design, manufacture, and commercialize our aircraft; risks associated with indicative orders from certain third parties for our aircraft, which are subject to the satisfaction of certain conditions and/or further negotiation and reaching mutual agreement on certain material terms, and the risk that such parties cancel such orders or never place them; the early nature of our defense program and our ability to win bids to develop defense aircraft and technologies;

UNLOCK THE SKIES Q3 2026 SHAREHOLDER LETTER | 15 Forward-Looking Statements & Disclaimers (continued) government spend for the air traffic control system; our ability to market eVTOL aircraft, attract customers and compete with existing and new competitors in existing and new markets; risks related to infrastructure development, vertiport availability, airspace integration, and municipal permits; ability to obtain any required certifications, licenses, approvals, or authorizations from governmental authorities; ability to timely achieve business milestones, or at all, such as scaling manufacturing while maintaining quality, reliability, safety and regulatory compliance; our dependence on suppliers for aircraft parts and components; tariffs, export controls or other trade restrictions; natural disasters, public health outbreaks, economic, social, weather, growth constraints or other circumstances affecting metropolitan areas; the potential for losses and adverse publicity stemming from any aircraft accidents, especially those involving electric aircraft or lithium-ion batteries, or our test flights; risks associated with indexed price escalation clauses in aircraft contracts; ability to hire, train, and retain key and highly specialized technical and operational personnel; litigation, including intellectual property claims; capital market volatility and access to financing on acceptable terms; federal government shutdown; and cybersecurity risks. Additional risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in our filings with the Securities and Exchange Commission ("SEC"), including our most recent Annual Report on Form 10-K, which is or will be available on our investor relations website at http://investors.archer.com and on the SEC website at www.sec.gov. In addition, please note that any forward-looking statements contained herein are based on current expectations and assumptions that Archer believes to be reasonable as of the date of this shareholder letter. Archer undertakes no obligation to update these statements as a result of new information or future events.

UNLOCK THE SKIES Q2 2026 SHAREHOLDER LETTER | 163 Midnight in hangar at Hawthorne airport in LA